Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re PMGI Holdings, Inc., et al.,	Case No. 13-12404
Debtors.	Reporting Period: 9/17- 9/30/2013

MONTHLY OPERATING REPORT

                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ezra Shashoua	11/8/2013
Signature of Authorized Individual*	Date

Ezra Shashoua	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PMGI Holdings, Inc., et al.,	Case No. 13-12404
Debtors	Reporting Period: 9/17- 9/30/2013

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

		13-12439-CSS	13-12424-CSS	13-12434-CSS	13-12435-CSS	13-12406-CSS	13-12409-CSS	13-12413-CSS	13-12412-CSS	13-12415-CSS	13-12428-CSS	13-12411-CSS	13-12429-CSS	13-12405-CSS	13-12417-CSS	13-12418-CSS	13-12420-CSS	13-12422-CSS	13-12426-CSS	13-12427-CSS	13-12404-CSS	13-12436-CSS	13-12431-CSS	13-12410-CSS	13-12407-CSS	13-12419-CSS	13-12430-CSS	1312441-CSS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER. TOTAL	Various	Medley	Streamray	Streamray Studios	Argus	Confirm ID	FF CA.	Fierce Wombat	FRNK	PerfectMatch	Fast Cupid	Playtime Games	FFN	GMCI	GME	GMCI Internet	INI	PDMP	PH IMAGES ACQ>	PMGI HOLDINGS	TAN DOOR	PURE TELE	DANNI ASHE	Big Island	Global Alpha	PPM Tech	West Coast	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	20,456,390	5,509,844	2,178,194	10,860,679	50,813	37,166	59,414	67,122	51,386	24,205	71,373	31,862	309,007	306,143	46,208	90,443	58,226	1,000	489,461	10,368	157,126	16,502	1,450	17,991	507	760	8,318	821				20,456,390

RECEIPTS
CASH SALES	210,566	$147,770	$320	$431		$2,474		$11,621	$2,605	$489				0	27,963	3,754				11,875				1,264								210,566
ACCOUNTS RECEIVABLE	17,502,874	$6,494,931	$0	$2,188,333		$2,198	$2,271	$21,377							125,840	6,052	112,418	7,454,000	1,017,303	40,912		21,149		16,091							SEE (1) BELOW	17,502,874
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	216,867	$154,273	$21,394	$7,652				$598			$13,542			15,043	3,865					500												216,867
TRANSFERS (FROM DIP ACCTS)
INTEREST
TOTAL RECEIPTS	17,930,306	6,796,974	21,714	2,196,416	0	4,672	2,271	33,596	2,605	489	13,542	0	0	15,043	157,668	9,806	112,418	7,454,000	1,017,303	53,287	0	21,149		17,355								17,930,306

DISBURSEMENTS*
NET PAYROLL	2,039,778	$714,117	$691,693	$385,870	$25,670	$24,148								189,099					9,181													2,039,778
PAYROLL TAXES	203,766	$158,788												44,978																		203,766
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE	132,154	$118,774	$10,887		$1,723	$770																										132,154
ADMINISTRATIVE	2,499,201	$1,101,562	$1,046,632	$104,247				$42,225						17,372	60,555	8,076	17,139		97,841	5,611	(3,466)	596		812								2,499,201
SELLING	596,299	$0	$555,895	$40,404																												596,299
OTHER (ATTACH LIST)	7,720,751	$0	$168,763	$97,405														7,454,583														7,720,751

OWNER DRAW **
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	13,191,950	2,093,241	2,473,870	627,926	27,393	24,918	0	42,225	0	0	0	0	0	251,450	60,555	8,076	17,139	7,454,583	107,022	5,611	(3,466)	596		812								13,191,950

NET CASH FLOW	4,738,357	4,703,734	(2,452,156)	1,568,490	(27,393)	(20,246)	2,271	(8,630)	2,605	489	13,542	0	0	(236,407)	97,113	1,730	95,279	(583)	910,281	47,677	3,466	20,552		16,544								4,738,357
(RECEIPTS LESS DISBURSEMENTS)																																0

CASH - END OF MONTH	25,194,747	10,213,578	(273,962)	12,429,169	23,420	16,920	61,685	58,492	53,991	24,694	84,915	31,862	309,007	69,736	143,321	92,173	153,505	417	1,399,742	58,045	160,592	37,054	1,450	34,535	507	760	8,318	821				25,194,747

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	13,191,950	2,093,241	2,473,870	627,926	27,393	24,918	0	42,225	0	0	0	0	0	251,450	60,555	8,076	17,139	7,454,583	107,022	5,611	(3,466)	596		812								13,191,950
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
LESS: WITHDRAWAL FROM ESCROW ACCOUNT
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	13,191,950	2,093,241	2,473,870	627,926	27,393	24,918	0	42,225	0	0	0	0	0	251,450	60,555	8,076	17,139	7,454,583	107,022	5,611	(3,466)	596		812								13,191,950

(1) Includes Inactive companies:
13-12408-CSS	Blue Hen Group
13-12414-CSS	FriendFinder Ventures
13-12416-CSS	General Media Art Holding
13-12421-CSS	GMI On-Line Ventures
13-12423-CSS	Magnolia Blossum Inc.
13-12425-CSS	Naft News Corp.
13-12432-CSS	Sharkfish Inc
13-12433-CSS	Snapshot Productions LLC
13-12437-CSS	Traffic Cat Inc
13-12438-CSS	Transbloom Inc
13-12440-CSS	Video Bliss Inc
13-12442-CSS	XVHUB Group Inc

In re PMGI Holdings, Inc., et al.,		Case No. 13-12404
	Debtors	Reporting Period: 9/17- 9/30/2013

CASH RECEIPTS AND DISBURSEMENTS - Attachment

		Cumulative
	Month	Filing To - Date
Receipts - Other

Operating Account

Various GAIN ON FOREIGN CURRENCY WELLS FARGO EUR	81,202
Various FOREX Adjustment WFB GBP 03829	54,615
PerfectMatch Mantis Technology Group WFB CHECKING	13,542
Medley Bank Transaction Entry PAYONEER	12,099
Various Cash SQUIR001	10,418
Streamray Nevada Bank Transaction Entry WFB CK 2029	5,239
Medley Refund for Brand Reach, LLC BRAND002	4,829
Various Cash JAMES001	2,823
Streamray Nevada Bank Transaction Entry PAXUM	2,376
Various Returned ACH BALAB001	1,960
Medley WIRE-RTN - g1246372 WELLS FARGO	1,048
Various Cash SIRAN001	990
Various Cash CHI-A001	812
Medley Cash BENJA000455	782
FF CA Google Inc. WELLS FARGO	589
Medley Cash MDHAS000017	583
Medley Cash JOHNM000446	495
Medley Cash RONLE000008	257
Various Cash EZRAS001	250
Various Cash JOSHG001	242
Medley Cash INTER000686	225
Medley Cash AIDAZ000002	225
Various Cash VOLUM001	200
Various Cash MERSERLTD	179
Various Cash MERSERLTD	160
Various Cash ACCLA001	145
Medley Cash ZHANG000401	135
Medley Cash RONLE000008	114
Medley Cash DAVID002522	110
Medley Cash ZZZZZ182544	100
Medley Cash TIMMY000017	93
Medley Cash SILVE000096	69
Medley Cash SANDR000619	60
Various Cash STACE001	56
Medley Cash SJOHN000013	56
Medley Cash ZZZZZ176278	56
Medley Cash JAYAM000013	55
Various Sept 23 to Sept 27, 2013 WELLS FARGO	54
Various Cash DAVID022	44
Various 9/16/13-9/20/13 WELLS FARGO	44
Various Cash PEGGY001	38
Various Bank Transaction Entry WELLS FARGO	22
Streamray Nevada State of Nevada WELLS FARGO	20
Various Cash MERSERLTD	20
Streamray Nevada Bank Transaction Entry WFB CK 2029	17
FF CA Bank Transaction Entry PAYPAL	9
Medley Stagecoach Sweep Interest WELLS FARGO	1
Medley Stagecoach Sweep Interest WELLS FARGO	1
Medley Stagecoach Sweep Interest WELLS FARGO	1
Miscellaneous cash receipts	19,410

	216,867

Disbursements - Other

Operating Account

Streamray Nevada Interest payment	7,454,583
Medley Bank Transaction Entry WELLS FARGO	168,472
Streamray Nevada Bank Transaction Entry WFB CK 2029	96,822
Medley Bank Transaction Entry WELLS FARGO	291
Miscellaneous expense	583

7,720,751

In re PMGI Holdings, Inc., et al.,	Case No. 13-12404
Debtors	Reporting Period: 9/17- 9/30/2013

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)	We attest that all Bank Reconciliations have been completed
OTHER (ATTACH EXPLANATION)		and are available upon request.
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

In re PMGI Holdings, Inc., et al.,	Case No. 13-12404
Debtors	Reporting Period: 9/17- 9/30/2013

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount Approved		Check		Amount Paid		Inception-To-Date
Payee	Period Covered		Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Case Number		13-12405-CSS	13-12417-CSS	13-12418-CSS	13-12426-CSS	13-12431-CSS	13-12427-CSS	13-12420-CSS	13-12410-CSS	13-12436-CSS	13-12422-CSS	13-12439-CSS	1312434-CSS	13-12406-CSS	13-12413-CSS	13-12428-CSS	13-12411-CSS	13-12435-CSS	13-12429-CSS	13-12409-CSS	13-12415-CSS	13-12424-CSS	13-12412-CSS	13-1247-CSS		13-12416-CSS	13-12419-CSS	13-12425-CSS	13-12404-CSS	13-12430-CSS	13-12432-CSS	13-12437-CSS	13-12438-CSS	13-12441-CSS
	FriendFinder Networks Inc.	FriendFinder	General Media	General Media	Penthouse Digital	Pure Entertainment	Penthouse Images	GMCI Internet	Danni	Tan Door	Interactive	Various	Streamray	Argus	Friend Finde	PerfectMatch	Fastcupid	Streamray	Playtime	Confirm	FRNK Technology	Medley	Fierce	Big Island	West	General Media	Global	NAFT	PMGI	PPM Tech	Shark Fish	Traffic		West Coast	OTHER	Consolidated
	September 17-30, 2013	Networks	Communications Inc.	Entertainment	Media Productions Inc.	Telecommunications	Acquisitions	Operations	Ashe	Media Inc.	Network Inc.	Inc.	Inc	Payment Inc	California, Inc.		Inc	Studios, Inc.	Games	ID, Inc	Group, Inc	Inc	Wombat	Inc	Elim CA	Art Holding	Alphabet	News Corp	Holdings	Group	Inc	Cat Inc	Transbloom	Facilities	SEE (1) BELOW	TOTAL

REVENUE
	Online Revenue
$8,516,335	Online Revenue							$95,102	$12,663	$4,937		$5,599,134	$2,668,104		$108,233	$20,989	$2,333		$149		$1,750				$2,940											$8,516,335
$201	Online Ad Revenue - Media Sales																						$201													$201
$625,738	CAMS Revenue - Recurring											$45,386	$580,353																							$625,738
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$16,995	Revenue - Gateway Services													$16,995																						$16,995
$220	Revenue - Payment Services Commissions													$220																						$220
$1,595	Revenue - Hosting Services											$1,595																								$1,595
$5,881	Revenue - Other															$5,881																				$5,881
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
($492,761)	Credits / Refunds							($43)		($63)		($440,157)	($36,665)		($7,853)	($7,261)	($711)				($8)															($492,761)
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
($75,707)	Chargebacks		($127)					($1,281)	$35	($9)		($60,905)	($10,674)		($2,013)	($609)	($107)				($17)															($75,707)
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
($209,238)	VAT - Collected							($2,739)	($231)	($42)		($141,875)	($62,146)		($2,048)	($114)					($45)															($209,238)
$201,601	Online Deferred Revenue - Recognized							$10,046		($33)		$180,966	($2,818)		$11,651	$1,177	$692				($81)															$201,601
$279	Other Income Historical												$9									$270														$279
$8,591,139	Total Online Revenue		($127)					$101,086	$12,467	$4,791		$5,184,143	$3,136,163	$17,215	$107,970	$20,063	$2,207		$149		$1,600	$270	$201		$2,940											$8,591,139
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Affiliate Revenue	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$3,465	Affiliate Revenue											$86			$236							$3,143														$3,465
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	ENTERTAINMENT REVENUE	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Publishing	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$178,540	Publishing Revenue - Newstand		$178,540																																	$178,540
$55,595	Publishing Revenue - Subscription		$55,595																																	$55,595
$11,261	Publishing Revenue - Advertising		$11,120									$141																								$11,261
$4,446	Publishing Revenue - Other		$3,413			$1,033																														$4,446
$249,841	Total Publishing		$248,667			$1,033						$141																								$249,841
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Broadcast Revenue	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$240,780	Euro Satellite Revenue			$240,780																																$240,780
$27,813	Euro VOD Revenue			$27,813																																$27,813
$94,628	Other Broadcast Contract Revenue			$94,628																																$94,628
$363,221	Total Broadcast Revenue			$363,221																																$363,221
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Licensing	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$29,654	Licensing Revenue						$28,164	$1,024	$467																											$29,654
$43,152	Club Revenue						$43,152																													$43,152
$6,175	International Editions						$6,175																													$6,175
$78,981	Total Licensing						$77,490	$1,024	$467																											$78,981
$692,043	TOTAL ENTERTAINMENT REVENUE		$248,667	$363,221		$1,033	$77,490	$1,024	$467			$141																								$692,043
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$9,286,648	TOTAL REVENUE		$248,541	$363,221		$1,033	$77,490	$102,110	$12,934	$4,791		$5,184,370	$3,136,162	$17,216	$108,205	$20,063	$2,207		$149		$1,600	$3,414	$201		$2,940											$9,286,648
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
COST OF GOODS SOLD		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
	Online COGS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$965,602	COGS - Studio / Models												$965,602																							$965,602
$3,683	COGS - Online Reseller Commission													$3,683																						$3,683
$8,388	COGS - Online Other		$536					$7,287														$565														$8,388
$977,674	Total Online COGS		$536					$7,287					$965,602	$3,683								$565														$977,674
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Affiliate COGS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$597,375	Affiliate Expense - Revenue Share							$4,306	$160	$119		$488,307	$95,388		$8,672		$397		$0		$25															$597,375
$655,732	Affiliate Expense - Pay per Order							$3,700	$4	$228		$481,927	$166,937		$2,598		$336																			$655,732
$276,956	Affiliate Expense - Cost per Acquisition							$227	$6	$16		$262,637	$2,749		$11,211	$27	$42		$40																	$276,956
$9,979	Affiliate Expense - Other											$622	$156						$9,054			$147														$9,979
$1,540,042	Total Affiliate COGS							$8,233	$171	$364		$1,233,493	$265,230		$22,481	$27	$775		$9,095		$25	$147														$1,540,042
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	ENTERTAINMENT COGS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Publishing COGS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$97,856	COGS - Publishing - Paper / Binding		$97,856																																	$97,856
$31,911	COGS - Publishing - Editorial & Art Content		$31,911																																	$31,911
$45,080	COGS - Publishing - Distribution		$45,080																																	$45,080
$174,847	Total Publishing COGS		$174,847																																	$174,847
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Broadcast COGS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$11,875	COGS - Satellite - Technical Conversion Cost			$11,875																																$11,875
$60,058	COGS - Satellite - Uplink			$60,058																																$60,058
$31,866	COGS - Satellite - Space Expense			$31,866																																$31,866
$43,381	COGS - Third Party Commission			$43,056					$325																											$43,381
$13,867	COGS - Fulfillment				$13,867																															$13,867
$2,165	COGS - Image/Content Purchases											$2,165																								$2,165
$1,792	COGS - Voice & Text Services											$1,792																								$1,792
$2,445	COGS - Amortization Exp - Purchased Content			$2,445																																$2,445
$167,447	Total Broadcast COGS			$149,299	$13,867				$325			$3,956																								$167,447
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	All Entertainment COGS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$26,935	COGS - Production Costs - Pre			$26,935																																$26,935
$5,295	Production - Talent																	$5,295																		$5,295
$108	Production - Agency Fees																	$108																		$108
$1,075	Production - Contractors - Production Assistants																	$1,075																		$1,075
$1,109	Production - Contractors - Makeup Artists																	$1,109																		$1,109
$5,392	Production - Contractors - Editors																	$5,392																		$5,392
$1,010	Production - Catering																	$1,010																		$1,010
$1,596	Production - Wardrobe & Makeup Supplies																	$1,596																		$1,596
$1,481	Production - Set Construction Supplies, Props and Tools																	$1,481																		$1,481
$1,905	Production - Studio Equipment & Supplies																	$1,905																		$1,905
$75	Production - Travel Expenses																	$75																		$75
$165	Production - Misc. Other																	$165																		$165
$3,480	Production - Computer Hardware/Software/Storage			$2,509														$971																		$3,480
$751	Post Prod - Image/Content Purchases																	$461				$290														$751
$722	Post Prod - Photo Retouching																	$722																		$722
$21,667	COGS - Production Costs -TV			$21,667																																$21,667
$18,734	COGS - Amortization of Capitalized Software											$17,025							$1,697											$12						$18,734
$77,461	COGS - Amortization of Production Costs																	$77,461																		$77,461
($20,183)	COGS - Capitalized / Deferred Production Costs																	($20,183)																		($20,183)
$148,779	Total All Entertainment COGS			$51,111								$17,025						$78,643	$1,697			$290								$12						$148,779
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$3,008,788	TOTAL COST OF GOODS SOLD		$175,383	$200,410	$13,867			$15,520	$496	$364		$1,254,475	$1,230,832	$3,683	$22,481	$27	$775	$78,643	$10,792		$25	$1,002								$12						$3,008,788
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$6,277,859	GROSS PROFIT		$73,158	$162,812	($13,867)	$1,033	$77,490	$86,590	$12,438	$4,427		$3,929,895	$1,905,330	$13,533	$85,724	$20,036	$1,432	($78,643)	($10,643)		$1,575	$2,412	$201		$2,940					($12)						$6,277,860
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
Operating Expenses		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
	Employee Costs	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$1,031,270	Employee Costs - Salaries	$49,287	$51,753	$14,457			$4,934	$8,763				$594,628	$73,090	$22,496				$17,026	$50,699			$144,137														$1,031,270
$11,292	Employee Costs - Overtime							$31				$5,812	$1,105	$3				$1,152	$127			$3,062														$11,292
$45,554	Employee Costs - PTO	$1,709	$1,284	$2,701			$561	($340)				$29,130	$2,035	$964				$1,461				$6,050														$45,554
$30,992	Employee Costs - Bonus											$15,347	$932									$14,713														$30,992
$433	Employee Costs - Commission		$433																																	$433
($188)	Employee Costs - Severance																		($188)																	($188)
$61,828	Employer Payroll Tax	$9,655	$121					$706				$32,711	$5,654	$1,174				$1,427				$10,379														$61,828
$87,870	Employee Costs - Health/Dental/Vision Benefits	$15,742	$7,752	$2,449			$778	($93)				($26,203)	($2,803)	($346)	$36,728			($8,223)	$5,616			$56,859	($385)													$87,870
$2,590	Employee Costs - Life / Disability Insurance Benefits	$1,628						($23)				$722	$85	$15	$34			$24				$105														$2,590
$24,632	Employee Costs - 401(k) Matching	$549	$1,375	$552			$192	$270				$13,391	$2,100	$301				$608	$1,254			$4,040														$24,632
$293	Employee Costs - Gym / Exercise							$9				$147	$50									$87														$293
$3,117	Employee Costs - Other											$266							$2,852																	$3,117
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
($17,529)	Benefits Allocation	($17,529)																																		($17,529)
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$1,282,156	Total Employee Costs	$61,041	$62,719	$20,159			$6,464	$9,323				$665,951	$82,248	$24,606	$36,762			$13,476	$60,360			$239,432	($385)													$1,282,156
		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
	OtherPersonnel Costs	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$14,632	Temporary Personnel / Contractors		$1,073									$7,241									$2,168	$4,150														$14,632
$2,311	Recruiting - Job Boards											$2,213	$65									$33														$2,311
$2,964	Worker's Compensation Expense											$2,964																								$2,964
$776	Office Party											$749						$27																		$776
$1,594	Employee Morale											$1,245	$76									$273														$1,594
$934	Employee Training / Professional Development											$934																								$934
$217	Tuition Reimbursement																					$217														$217
$131	Background Checks											$89	$42																							$131
$23,557	Total OtherPersonnel Costs		$1,073									$15,436	$182					$27			$2,168	$4,672														$23,558
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Travel & Entertainment	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$14,376	T&E - Airfare						$1,709					$10,130			$1,245				$680			$612														$14,376
$11,947	T&E - Lodging	$195					$2,998					$7,917										$837														$11,947
$1,191	T&E - Meals						$293					$284	$336						$42			$236														$1,191
$2,748	T&E - Per Diem						$518					$2,230																								$2,748
$531	T&E - Entertainment						$221					$244										$65														$531
$480	T&E - Mileage											$244							$77			$159														$480
$2,446	T&E - Rental / Parking						$435					$1,549							$25			$437														$2,446
$2,162	T&E- Misc						$297					$498	$119						$1,228			$20														$2,162
$35,880	Total Travel & Entertainment	$195					$6,471					$23,095	$455		$1,245				$2,051			$2,366														$35,880
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Technology & Development	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$566	Corp IT - Infrastructure - HW																					$566														$566
$11,259	Corp IT - Infrastructure - SW											$11,259																								$11,259
$650	Corp IT - Desktop - HW											$650																								$650
$151	Corp IT - Desktop - SW											$65			$86																					$151
$332	Corp IT - Service Delivery											$307										$26														$332
$431	Corp IT - Hosting											$78										$353														$431
$11,920	Corp IT - Telecom - POTS			$740								$11,180																								$11,920
$27	Corp IT - Telecom - Conference Lines / Service																		$27																	$27
$3,004	Corp IT - Telecom - Mobile	$77					$234					$2,112	$116		$157			$127				$181														$3,004
$5,420	Corp IT - Telecom - Bandwidth / Transit Expense											$5,353				$67																				$5,420
$4,353	Corp IT - Telecom - Leased Line Circuits											$4,353																								$4,353
$552	Corp IT - Lease & Rental	$180										$147						$218	$7																	$552
$2,363	Corp IT - Maintenance Agreements	$627										$1,736																								$2,363
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$5,485	Production - Infrastructure - HW											$5,485																								$5,485
$1,217	Production - Infrastructure - SW							$130				$1,088																								$1,217
$24,007	Production - Service Delivery											$22,510						$1,498																		$24,007
$4,244	Production - COLO Expense													$4,244																						$4,244
$137,634	Production - Hosting											$137,634																								$137,634
$6,849	Production - Telecom - POTS	$6,737	$46				$65																													$6,849
$49,977	Production - Telecom - Bandwidth / Transit Expense											$49,977																								$49,977
($14,840)	Production - Telecom - Inter-Connects											($14,840)																								($14,840)
$28,223	Production - Maintenance Agreements											$24,561		$3,662																						$28,223
$243	Product Development - Online Subscription Testing											$243																								$243
$284,067	Total Technology & Development	$7,620	$46	$740			$299	$130				$263,898	$116	$7,906	$243	$67		$1,843	$34			$1,125														$284,066
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Advertising / Marketing	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$867	Advertising Expense - Online Dating																		$867																	$867
$2,018	Advertising Expense - Gaming																		$2,018																	$2,018
$2,825	Advertising Expense - Other			$2,418			$407																													$2,825
$18,010	Sales & Marketing - Promotions		$15,478				$1,318					$163						$1,051																		$18,010
$1,138	Sales & Marketing - Contests																					$1,138														$1,138
$494	Sales & Marketing - Other Marketing											$494																								$494
$8,431	Club / 3rd Party Commission						$8,431																													$8,431
$207	Convention Expenses																					$207														$207
$9,041	Tradeshows			$3,112																		$5,928														$9,041
$2,167	Marketing Professional Services																					$2,167														$2,167
$6,197	SEM Service Delivery																					$6,197														$6,197
$51,393	Total Advertising / Marketing		$15,478	$5,530			$10,156					$657						$1,051	$2,885			$15,636														$51,392
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Affiliate & Ad Buy Expense	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$419,493	Ad Buys Expense - SEM							$6,410	$715			$274,714	$125,150		$4,664	$4,934						$2,907														$419,493
$500,797	Ad Buys Expense - Media Buys											$262,684	$220,953		$2,025	$3,468	$283					$11,384														$500,797
$53,881	Ad Buys Expense - Keyword											$53,881																								$53,881
$974,171	Total Affiliate & Ad Buy Expense							$6,410	$715			$591,278	$346,103		$6,689	$8,402	$283					$14,290														$974,171
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Admin Costs - Publishing	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$2,209	Newsstand Admin		$2,209																																	$2,209
$10,036	Fulfillment Expense		$10,036																																	$10,036
$1,350	Warehousing			$1,350																																$1,350
$581	Subscriptions		$581																																	$581
$14,175	Total Admin Costs - Publishing		$12,826	$1,350																																$14,176
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Admin Costs: Legal / Professional	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Legal Expense - Transactional
$0	Legal Expense - Inbound Litigation
$0	Legal Expense - Outbound Litigation
$0	Legal Expense - Securities
$0	Legal Expense - Intellectual Property
$0	Legal Expense - Filings
$0	Document Retention / Shredding

$0	Professional Fees - Audit/Tax/Accounting
$0	Professional Fees - Other
$0	Board Fees
$0	Outside Consultants / Contractors

$0	Outsourced / 3rd Party Labor - Domestic
$0	Outsourced / 3rd Party Labor - Offshore
$0	Service Contracts
	Total Admin Costs: Legal / Professional
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Admin Costs - Online	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$338	Online Merchant Fees - Gateway Fees		$20									$318																								$338
$596,467	Online Merchant Fees - Transaction Fee							$88	$779	$407		$381,408	$201,988		$6,912	$1,329	$222				$232		$162		$2,940											$596,467
$780	Online Merchant Fees - Card Discount											$654	$125																							$780
$4,012	Online Merchant Fees - Other/Misc											$3,952	$60																							$4,012
$260	Online Merchant Fees - Chargebacks Fee											$110	$150																							$260
$54,167	Online Merchant Fees - Fines											$43,333	$10,833																							$54,167
$5,619	Online Merchant Fees - Debit Fees											$5,619																								$5,619
$661,641	Total Admin Costs - Online & Affiliates		$20					$88	$779	$407		$435,395	$213,157		$6,912	$1,329	$222				$232		$162		$2,940											$661,642
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Admin Costs - Other	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$2,471	Fees - Domain Registrations							$298				$2,173																								$2,471
$19,832	Fees - Bank	$1,670	$294									$10,631	$3,655				$149		$195		$145	$3,093														$19,832
($74)	Fees - Wire												$13									($87)														($74)
$763	Fees - 401K											$763																								$763
$5,410	Fees - Payroll Service											$4,202		$334				$338				$536														$5,410
$1,034	Fees - Other	$470										$565																								$1,034
$0	Fees - Other Credit Card Fees																					$0														$0
$238	Fees - Business Licenses, Filings, DMV											$94	$87		$11				$36				$11													$238
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$4,182	Bad Debt Expense		$282	$2,167			$1,733																													$4,182
$150	Sales & Use Tax		$150																																	$150
$8,155	VAT Tax - non-sales related			$7,911			$244																													$8,155
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$358	Dues/Subscriptions/Prof Assoc Fees	$13										$345																								$358
$6,223	Miscellaneous Admin Expenses											$26										$6,197														$6,223
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$18,555	Employer Costs - Benefits Administration	$576										$11,506	$1,476	$384	$446			$640				$3,527														$18,555
$43	Employer Costs - COBRA											$43																								$43
$355	Employer Costs - Other								$3			$223	$43	$11	$11			$3				$62														$355
$67,696	Total Admin Costs - Other	$2,729	$726	$10,078			$1,977	$298	$3			$30,571	$5,274	$728	$468		$149	$982	$230		$145	$13,328	$11													$67,695
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Admin Costs - Facilities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$82,317	Rent - Lease	$2,131	$19,954									$38,616				$5,379		$8,396	$6,939		$902															$82,317
$833	Rent - Opex											$833																								$833
$7,524	Rent - CAM / Maint charges	$21	$246									$4,929				$2,328																				$7,524
$1,073	Rent - Other	($247)	($1,536)									$1,284				$610			$884		$77															$1,073
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$3,566	Facilities - Storage	$1,472										$1,787						$308																		$3,566
$4,608	Facilities - Janitorial	$239										$4,078						$114	$177																	$4,608
$1,014	Facilities - Janitorial Supplies											$1,014																								$1,014
$22,984	Facilities - Utilities	$130										$16,826						$5,676	$351																	$22,984
$6,579	Facilities - Repairs & Maintenance	$539										$1,662						$4,336	$42																	$6,579
$1,134	Facilities - Other															$474			$660																	$1,134
$401	Facilities - Security / Safety											$362						$39																		$401
$9,085	Facilities - Property Tax											$7,185						$1,901																		$9,085
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$17,982	Food Service											$11,089	$1,447	$66	$1,184			$186				$4,011														$17,982
$7,653	Office Supplies	$4,879	$555									$1,739						$300	$124			$55														$7,653
$4,608	Postage / UPS / FedEx	$1,240	$64	$1,563								$1,136	$106					$52	$36			$411														$4,608
$9	Delivery / Courier																		$9																	$9
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$171,369	Total Admin Costs - Facilities	$10,404	$19,283	$1,563								$92,540	$1,553	$66	$1,184	$8,791		$21,307	$9,222		$979	$4,478														$171,370
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Admin Costs - Insurance	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$26,985	Insurance - General Business Liability	$11,118										$15,427						$439																		$26,985
$60,848	Insurance - D&O											$60,848																								$60,848
$87,833	Total Admin Costs - Insurance	$11,118										$76,275						$439																		$87,833
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Allocations	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$60,433	Op Ex Allocation In		$2,080	$41,591				$42,762																	($26,000)											$60,433
($60,433)	Op Ex Allocation Out																								($60,433)											($60,433)
	Total Allocations		$2,080	$41,591				$42,762																	($86,433)
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Earnings Before Income Tax,	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$2,623,922	Depreciation and Amortization	($93,107)	($41,092)	$81,801	($13,867)	$1,033	$52,123	$27,579	$10,942	$4,020		$1,734,800	$1,256,243	($19,774)	$32,222	$1,446	$779	($117,767)	($85,425)		($1,949)	($292,917)	$414		$86,433					($12)						$2,623,923
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Depreciation / Amort	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$101,638	Depreciation		$2,660	$12,069	$912			$12,069				$62,348		$7,766		$575			$1,199		$1,266		$774													$101,638
$5,417	Amortization Expense - Intangibles															$5,417																				$5,417
$0	Amortization Expense - Leasehold	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$107,054	Total Depreciation / Amort		$2,660	$12,069	$912			$12,069				$62,348		$7,766		$5,992			$1,199		$1,266		$774													$107,055
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0	Other Income / Expense	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$139	Interest Income											$110							$25			$5														$139
($4,031,450)	Interest Expense	($4,031,450)																																		($4,031,450)
($71,845)	Other Income / Expense											($15,323)							($56,522)																	($71,845)
($63,752)	VAT Interest & Penalties											($63,752)																								($63,752)
($301,345)	Debt Refinancing Costs	($156,254)									($145,090)																									($301,345)
$33,319	Gain/Loss on Foreign Currency	($36)	$226		($3,930)							$35,558																	$1,502							$33,319
($614,607)	Gain Loss on Foreign Currency (VAT)											($614,607)																								($614,607)
($338,985)	VAT UK											($338,985)																								($338,985)
($5,388,525)	Total Other Income / Expense	($4,187,740)	$226		($3,930)						($145,090)	($996,999)							($56,498)			$5							$1,502							($5,388,524)
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
($2,871,657)	NET INCOME / LOSS	($4,280,847)	($43,526)	$69,732	($18,709)	$1,033	$52,123	$15,510	$10,942	$4,020	($145,090)	$675,453	$1,256,243	($27,540)	$32,222	($4,546)	$779	($117,767)	($143,122)		($3,215)	($292,913)	($360)		$86,433				$1,502	($12)						($2,871,657)
$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0		$0

(1) Includes Inactive companies:
13-12408-CSS	Blue Hen Group
13-12414-CSS	FriendFinder Ventures
13-12421-CSS	GMI On-Line Ventures
13-12423-CSS	Magnolia Blossum Inc.
13-12433-CSS	Snapshot Productions LLC
13-12440-CSS	Video Bliss Inc
13-12442-CSS	XVHUB Group Inc

Case Number	Case No. 13-12404
Debtors	Reporting Period: 9/17- 9/30/2013

STATEMENT OF OPERATIONS - continuation sheet

Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs

SEE Detailed MOR 2

Other Operational Expenses

SEE Detailed MOR 2

Other Income

SEE Detailed MOR 2

Other Expenses

SEE Detailed MOR 2

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

		13-12405-CSS	13-12417-CSS	13-12418-CSS	13-12426-CSS	13-12431-CSS	13-12427-CSS	13-12420-CSS	13-12410-CSS	13-12436-CSS	13-12422-CSS	13-12439-CSS	1312434-CSS	13-12406-CSS	13-12413-CSS	13-12428-CSS	13-12411-CSS	13-12435-CSS	13-12429-CSS	13-12409-CSS	13-12415-CSS	13-12424-CSS	13-12412-CSS	13-12407-CSS		13-12416-CSS	13-12419-CSS	13-12425-CSS	13-12404-CSS	13-12430-CSS	13-12432-CSS	13-12437-CSS	13-12438-CSS	13-12441-CSS
	FriendFinder Networks Inc.	FriendFinder	General Media	General Media	Penthouse Digital	Pure Entertainment	Penthouse Images	GMCI Internet	Danni	Tan Door	Interactive	Various	Streamray	Argus	Friend Finde	Goldenrod Spear	Fastcupid	Streamray	Playtime	Confirm	FRNK Technology	Medley	Fierce	Big Island		General Media	Global	NAFT	PMGI	PPM Tech	Shark Fish	Traffic		West Coast	OTHER	Consolidated
Consolidated	September 30, 2013	Networks	Communications Inc.	Entertainment	Media Productions Inc.	Telecommunications	Acquisitions	Operations	Ashe	Media Inc.	Network Inc.	Inc.	Inc	Payment Inc	California, Inc.	PerfectMatch	Inc	Studios, Inc.	Games	ID, Inc	Group, Inc	Inc	Wombat	Inc	Elim CA	Art Holding	Alphabet	News Corp	Holdings	Group	Inc	Cat Inc	Transbloom	Facilities	SEE (1) BELOW	TOTAL

ASSETS

	Current Assets:
$25,194,746	Cash	$69,736	$143,321	$92,173	$1,399,742	$1,450	$58,045	$153,505	$34,535	$37,054	$417	$10,213,578	$12,429,169	$16,920	$58,492	$84,915	$31,862	$23,420	$309,007	$61,685	$24,694	($273,962)	$53,991	$506			$760		$160,592	$8,318				$821		$25,194,747
8,979,134	Restricted Cash		71,787					434,752	65,489	12,500		7,512,754	754,271		25,446	44,839	50,000			3,752	3,544															8,979,132
15,069,111	Accounts Receivable, net		307,570	2,797,532		13,000	536,693	7,528	1,009	770		(10,064,633)	21,358,764	250,441	(34,397)	(55,327)	28,655		3,055	(94,200)	(12,084)	24,740								(5)						15,069,111
615,032	Inventories		482,651		132,381																															615,032
4,978,095	Prepaid Expenses	313,130	321,766	77,247	30,000				3,001			3,028,940	(1,136)	113,390	11,338	33,118		50,336	47,604		2,259	927,217	19,885													4,978,096
1,843,831	Deferred Tax Asset	246,831										1,597,000																								1,843,831
56,679,949	Total Current Assets	629,698	1,327,094	2,966,952	1,562,123	14,450	594,738	595,784	104,035	50,324	417	12,287,638	34,541,068	380,750	60,878	107,545	110,517	73,756	359,666	(28,763)	18,413	677,996	73,876	506			760		160,592	8,313				821		56,679,947

	Long Term Assets:
2,780,821	Film Costs, net				4,979													2,775,842																		2,780,821
31,050,112	Property, Plant and Equipment		2,191,829		159,307				220,038			22,915,523	292,080	645,139	1,150,558	92,847	59,248	2,567,774	271,998		139,830	6,533	64,293							26,945				246,170		31,050,111
(27,443,125)	PPE Accumulated Depreciation		(1,978,827)		(93,879)				(220,038)			(20,604,967)	(292,080)	(473,352)	(1,150,558)	(59,045)	(59,248)	(1,963,816)	(129,842)		(90,133)	(6,533)	(47,764)							(26,873)				(246,170)		(27,443,125)
328,060,585	Goodwill							1,948,000	2,169,000			274,844,993	47,578,028			1,520,564																				328,060,584
56,613,514	Domain Names											45,665,324	10,200,000		2,500	152,300				439,478													153,912			56,613,514
5,643,000	Trademarks		730,000		1,397,000		1,840,000	1,676,000																												5,643,000
128,445,524	Other Intangible Assets											102,700,000	24,800,000			819,436																	126,088			128,445,524
(128,328,649)	Intangible Assets Amortization											(102,700,000)	(24,800,000)			(702,561)																	(126,088)			(128,328,649)
4,447,612	Unamortized Debt Costs, net	4,447,612																																		4,447,612
1,302,436	Other Assets	192,164		358,505								673,784						19,470	53,231		5,282															1,302,435
0	Inter-Company	54,516,810	88,039,701	(8,189,584)	(12,904,646)	25,751,466	35,093,418	43,681,065	1,384,009	1,395,745	(677,570,495)	411,582,348	70,766,405	(3,931,587)	30,405,497	(6,582,969)	1,432,659	(6,559,259)	(3,626,671)	(292,795)	431,426	(23,643,746)	(2,718,682)	(3,882)	(14,811,880)		(3,684)		(606,208)	(151,024)	(1,852)	(3,006)	(280,959)	(2,597,620)		0

402,571,830	Total Long Term Assets	59,156,586	88,982,703	(7,831,079)	(11,437,239)	25,751,466	36,933,418	47,305,065	3,553,009	1,395,745	(677,570,495)	735,077,005	128,544,433	(3,759,800)	30,407,997	(4,759,428)	1,432,659	(3,159,989)	(3,431,284)	146,683	486,405	(23,643,746)	(2,702,153)	(3,882)	(14,811,880)	0	(3,684)	0	(606,208)	(150,952)	(1,852)	(3,006)	(127,047)	(2,597,620)	0	402,571,827

$459,251,779	Total Assets	$59,786,284	$90,309,797	($4,864,127)	($9,875,116)	$25,765,916	$37,528,156	$47,900,849	$3,657,044	$1,446,069	($677,570,078)	$747,364,643	$163,085,501	($3,379,050)	$30,468,875	($4,651,883)	$1,543,176	($3,086,233)	($3,071,618)	$117,920	$504,818	($22,965,750)	($2,628,277)	($3,376)	($14,811,880)	$0	($2,924)	$0	($445,616)	($142,639)	($1,852)	($3,006)	($127,047)	($2,596,799)	$0	$459,251,774

LIABILITIES AND EQUITY

	Current Liabilities:
2,441,439	Accounts Payable	$29,208	$164,734	$10,255	$57,188		$3,322		$8,299			$266,222	$1,770,558	$24,959		$23,692		$57,096	$179		$7,489	$18,238														$2,441,439
2,876,946	Accrued Liabilities - VAT - Current							35,560	2,128	2,921		(4,708,923)	6,817,131		703,921	9,472	3,166				11,570															2,876,946
3,576,717	Accrued Liabilities - Employee Related Costs	314,884	20,738	601,943			4,000		11,520			2,092,513	(5,310)	85,270				60,411	8,785			381,963														3,576,716
6,338,159	Accrued Liabilities - General	236,585	763,609	239,480	147,524		18,901	21,816				3,594,724	941,521	17,000	(44,704)	(67,059)	(4,034)	42,336	172,007	1,823	5,896	250,734														6,338,157
194,250	Accrued Liabilities - Legal	150,000										44,250																								194,250
5,787,364	Accrued Liabilities - Affiliates & Ad Buys											2,718,715	498,507		1,013,593	673	9,854		94		951	1,534,621								10,356						5,787,363
20,077,078	Accrued Interest	20,077,078																																		20,077,078
30,422,221	Deferred Revenue - Current		1,747,012	889,540			374,863	847,088	45,029	10,644		22,324,802	3,647,786		478,386	40,100	12,340				4,631															30,422,221
71,714,169	Total Current Liabilities	20,807,755	2,696,093	1,741,217	204,711		401,086	904,464	66,976	13,565		26,332,303	13,670,193	127,229	2,151,196	6,876	21,326	159,843	181,064	1,823	30,537	2,185,556								10,356						71,714,169

	Long Term Liabilities:
38,057,951	Accrued Liabilities - VAT - Long Term							1,368,749	25,000			36,664,202																								38,057,951
25,639,000	Deferred Tax Liability	2,103,000										23,536,000																								25,639,001
557,295,959	Long Term Debt	556,045,959										1,250,000																								557,295,959
620,992,911	Total Long Term Liabilities	558,148,959						1,368,749	25,000			61,450,202																								620,992,911

692,707,080	Total Liabilities	578,956,714	2,696,093	1,741,217	204,711		401,086	2,273,213	91,976	13,565		87,782,504	13,670,193	127,229	2,151,196	6,876	21,326	159,843	181,064	1,823	30,537	2,185,556								10,356						692,707,080

EQUITY
31,220	Common Stock	31,220																																		31,220
135,033,677	Capital in Excess of Par	114,457,468			(189,503)				2,316,421		(416,474,053)	434,923,344																								135,033,677
(54,634,424)	Pre-Petition Income to Date	(101,810,683)	(899,729)	454,313	(418,819)	23,581	1,034,948	(342,805)	275,879	95,758	(2,736,967)	26,774,084	29,153,845	(863,529)	1,572,414	(215,885)	20,754	(1,682,554)	(1,070,682)	(3,025)	(43,012)	(5,664,691)	(80,837)		1,802,665				(6,403)	(240)			(2,627)	(179)		(54,634,424)
(2,871,657)	Post Petition Income to Date	($4,280,847)	($43,526)	$69,732	($18,709)	$1,033	$52,123	$15,510	$10,942	$4,020	($145,090)	$675,453	$1,256,243	($27,540)	32,222	(4,546)	779	(117,767)	(143,122)		(3,215)	(292,913)	(360)		86,433				1,502	(12)						(2,871,657)
(311,014,126)	Retained Earnings	(527,567,590)	88,556,959	(7,129,389)	(9,452,796)	25,741,302	36,039,998	45,954,931	961,825	1,332,726	(258,213,970)	197,209,256	119,005,219	(2,615,209)	26,713,044	(4,438,330)	1,500,318	(1,445,755)	(2,038,877)	119,121	520,508	(19,193,702)	(2,547,080)	(3,376)	(16,700,978)		(2,924)		(440,715)	(152,744)	(1,852)	(3,006)	(124,420)	(2,596,620)		(311,014,126)
(233,455,310)	Total Equity	(519,170,432)	87,613,704	(6,605,344)	(10,079,828)	25,765,916	37,127,069	45,627,636	3,565,067	1,432,504	(677,570,079)	659,582,138	149,415,307	(3,506,278)	28,317,679	(4,658,761)	1,521,851	(3,246,077)	(3,252,681)	116,096	474,281	(25,151,306)	(2,628,276)	(3,376)	(14,811,880)		(2,924)		(445,616)	(152,996)	(1,852)	(3,006)	(127,047)	(2,596,799)		(233,455,310)

$459,251,770	Total Liabilities and Equity	$59,786,282	$90,309,797	($4,864,127)	($9,875,117)	$25,765,916	$37,528,155	$47,900,849	$3,657,043	$1,446,069	($677,570,079)	$747,364,642	$163,085,500	($3,379,049)	$30,468,875	($4,651,885)	$1,543,177	($3,086,234)	($3,071,617)	$117,919	$504,818	($22,965,750)	($2,628,276)	($3,376)	($14,811,880)	$0	($2,924)	$0	($445,616)	($142,640)	($1,852)	($3,006)	($127,047)	($2,596,799)		$459,251,770

(1) Includes Inactive companies:
13-12408-CSS	Blue Hen Group
13-12414-CSS	FriendFinder Ventures
13-12421-CSS	GMI On-Line Ventures
13-12423-CSS	Magnolia Blossum Inc.
13-12433-CSS	Snapshot Productions LLC
13-12440-CSS	Video Bliss Inc
13-12442-CSS	XVHUB Group Inc

		13-12405-CSS	13-12417-CSS	13-12418-CSS	13-12426-CSS	13-12431-CSS	13-12427-CSS	13-12420-CSS	13-12410-CSS	13-12436-CSS	13-12422-CSS	13-12439-CSS	1312434-CSS	13-12406-CSS	13-12413-CSS	13-12428-CSS	13-12411-CSS	13-12435-CSS	13-12429-CSS	13-12409-CSS	13-12415-CSS	13-12424-CSS	13-12412-CSS	13-12407-CSS		13-12416-CSS	13-12419-CSS	13-12425-CSS	13-12404-CSS	13-12430-CSS	13-12432-CSS	13-12437-CSS	13-12438-CSS	13-12441-CSS
	FriendFinder Networks Inc.	FriendFinder	General Media	General Media	Penthouse Digital	Pure Entertainment	Penthouse Images	GMCI Internet	Danni	Tan Door	Interactive	Various	Streamray	Argus	Friend Finde	Goldenrod Spear	Fastcupid	Streamray	Playtime	Confirm	FRNK Technology	Medley	Fierce	Big Island		General Media	Global	NAFT	PMGI	PPM Tech	Shark Fish	Traffic		West Coast	OTHER	Consolidated
Consolidated	September 17, 2013	Networks	Communications Inc.	Entertainment	Media Productions Inc.	Telecommunications	Acquisitions	Operations	Ashe	Media Inc.	Network Inc.	Inc.	Inc	Payment Inc	California, Inc.	PerfectMatch	Inc	Studios, Inc.	Games	ID, Inc	Group, Inc	Inc	Wombat	Inc	Elim CA	Art Holding	Alphabet	News Corp	Holdings	Group	Inc	Cat Inc	Transbloom	Facilities	SEE (1) BELOW	TOTAL

ASSETS

	Current Assets:
$31,185,032	Cash	$129,807	$106,588	$73,886	$1,156,048	$10,258	$51,113	$94,300	$35,037	$20,524	$709	$9,280,260	$19,735,063	$36,115	43,510	78,184	32,034	12,263	326,084	84,549	24,559	(364,206)	50,731	506			760		157,216	8,318				821		31,185,032
8,978,105	Restricted Cash		$71,787					$434,752	$65,489	$12,500		$7,516,725	$746,549		27,573	44,839	50,000			4,062	3,831															8,978,105
11,655,393	Accounts Receivable, net		$289,029	$2,896,341		$13,000	$516,612	$9,513	$3,206	$770		($9,392,480)	$17,230,349	$234,283	(35,703)	(58,915)	28,656		845	(92,374)	(12,665)	24,932								(5)						11,655,393
631,700	Inventories		$502,337		$129,363																															631,700
5,029,152	Prepaid Expenses	$292,615	$304,876	$70,643	$15,000				$2,451		$145,091	$2,998,260	($1,136)	$107,913	11,338	33,743		52,278	104,578		2,259	869,360	19,885													5,029,152
1,843,831	Deferred Tax Asset	246,831										1,597,000																								1,843,831
59,323,213	Total Current Assets	669,253	1,274,616	3,040,870	1,300,411	23,258	567,725	538,565	106,183	33,794	145,800	11,999,765	37,710,824	378,310	46,719	97,851	110,689	64,541	431,507	(3,763)	17,984	530,086	70,616	506			760		157,216	8,313				821		59,323,213

	Long Term Assets:
2,850,264	Film Costs, net				$7,801													2,842,463																		2,850,264
31,050,490	Property, Plant and Equipment		$2,191,829		$159,307				$220,038			$22,915,523	$292,080	$645,139	1,150,558	92,847	59,248	2,567,774	272,376		139,830	6,533	64,293							26,945				246,170		31,050,490
(27,304,613)	PPE Accumulated Depreciation		($1,975,758)		($92,827)				($220,038)			($20,513,383)	($292,080)	($464,392)	(1,150,558)	(58,381)	(59,248)	(1,935,966)	(126,877)		(88,673)	(6,533)	(46,871)							(26,859)				(246,170)		(27,304,613)
328,060,585	Goodwill							1,948,000	2,169,000			274,844,993	47,578,028			1,520,564																				328,060,585
56,613,514	Domain Names											45,665,324	10,200,000		2,500	152,300				439,478													153,912			56,613,514
5,643,000	Trademarks		730,000		1,397,000		1,840,000	1,676,000																												5,643,000
128,445,524	Other Intangible Assets											102,700,000	24,800,000			819,436																	126,088			128,445,524
(128,322,399)	Intangible Assets Amortization											($102,700,000)	($24,800,000)			(696,311)																	(126,088)			(128,322,399)
3,560,539	Unamortized Debt Costs, net	$3,560,539																																		3,560,539
2,631,359	Other Assets	$878,858	$73,594	$358,505	$274,324		$43,422	$65,692		$12,424		$676,653			25,337				53,714		5,282	158,927	2,728		25				1,874							2,631,359
0	Inter-Company	54,516,810	88,039,701	(8,189,584)	(12,904,646)	25,751,466	35,093,418	43,681,065	1,384,009	1,395,745	(677,570,495)	411,582,348	70,766,405	(3,931,587)	30,405,497	(6,582,969)	1,432,659	(6,559,259)	(3,626,671)	(292,795)	431,426	(23,643,746)	(2,718,682)	(3,882)	(14,811,880)		(3,684)		(606,208)	(151,024)	(1,852)	(3,006)	(280,959)	(2,597,620)		0

403,228,262	Total Long Term Assets	58,956,207	89,059,366	(7,831,079)	(11,159,042)	25,751,466	36,976,840	47,370,757	3,553,009	1,408,169	(677,570,495)	735,171,459	128,544,433	(3,750,840)	30,433,334	(4,752,514)	1,432,659	(3,084,988)	(3,427,459)	146,683	487,865	(23,484,819)	(2,698,532)	(3,882)	(14,811,855)	0	(3,684)	0	(604,334)	(150,938)	(1,852)	(3,006)	(127,047)	(2,597,620)		403,228,262

$462,551,474	Total Assets	$59,625,460	$90,333,982	($4,790,210)	($9,858,631)	$25,774,724	$37,544,565	$47,909,322	$3,659,192	$1,441,963	($677,424,696)	$747,171,223	$166,255,257	($3,372,530)	30,480,053	(4,654,664)	1,543,348	(3,020,447)	(2,995,953)	142,920	505,849	(22,954,733)	(2,627,917)	(3,376)	(14,811,855)	0	(2,924)	0	(447,118)	(142,625)	(1,852)	(3,006)	(127,047)	(2,596,799)		462,551,474

LIABILITIES AND EQUITY

	Current Liabilities:
$2,745,698	Accounts Payable	$95,863	$165,853	$5,627	$40,078		$1,821		$4,549			$468,136	$1,816,617	$12,480		11,846		29,977	72,257		3,745	16,851														2,745,698
2,635,518	Accrued Liabilities - VAT - Current							$32,400	$1,862	$2,873		($4,872,625)	$6,745,424		701,558	9,341	3,166				11,519															2,635,518
3,450,172	Accrued Liabilities - Employee Related Costs	$318,813	$20,238	$559,610			$4,000		$11,520			$1,998,963	($5,212)	$86,950				60,500	3,095			391,696														3,450,172
10,905,383	Accrued Liabilities - General	$240,321	$730,535	$636,501	$162,409	$9,841	$71,025	$37,367	$16,951		$294	$4,500,602	$4,154,279	$6,779	(2,040)	(63,734)	(3,358)	17,385	37,368	26,824	7,630	231,971			86,433					3						10,905,383
213,760	Accrued Liabilities - Legal	$150,000										$63,760																								213,760
5,375,683	Accrued Liabilities - Affiliates & Ad Buys											$2,602,851	$484,307		1,003,248	641	9,329		887		922	1,263,143								10,356						5,375,683
15,561,089	Accrued Interest	$15,561,089																																		15,561,089
32,411,302	Deferred Revenue - Current		$1,760,127	$683,129			$392,774	$858,680	$45,185	$10,605		$23,209,062	$4,900,777		491,829	41,458	13,139				4,538															32,411,302
73,298,603	Total Current Liabilities	16,366,086	2,676,752	1,884,867	202,487	9,841	469,619	928,447	80,067	13,478	294	27,970,748	18,096,192	106,208	2,194,595	(448)	22,276	107,862	113,607	26,824	28,353	1,903,661	0	0	86,433	0	0	0	0	10,359	0	0	0	0		73,298,603

	Long Term Liabilities:
36,901,541	Accrued Liabilities - VAT - Long Term							$1,368,749	$25,000			$35,507,792																								36,901,541
25,639,000	Deferred Tax Liability	2,103,000										23,536,000																								25,639,000
557,295,959	Pre Petition Liabilities	556,045,959										1,250,000																								557,295,959
619,836,500	Total Long Term Liabilities	558,148,959						1,368,749	25,000			60,293,792																								619,836,500

693,135,103	Total Liabilities	574,515,045	2,676,752	1,884,867	202,487	9,841	469,619	2,297,196	105,067	13,478	294	88,264,539	18,096,192	106,208	2,194,595	(448)	22,276	107,862	113,607	26,824	28,353	1,903,661	0	0	86,433	0	0	0	0	10,359	0	0	0	0		693,135,103

EQUITY
31,220	Common Stock	31,220																																		31,220
135,033,677	Capital in Excess of Par	114,457,468			(189,503)				2,316,421		(416,474,053)	434,923,344																								135,033,677
(54,634,424)	Pre-Petition Income to Date	(101,810,683)	(899,729)	454,313	(418,819)	23,581	1,034,948	(342,805)	275,879	95,758	(2,736,967)	26,774,084	29,153,845	(863,529)	1,572,414	(215,885)	20,754	(1,682,554)	(1,070,682)	(3,025)	(43,012)	(5,664,691)	(80,837)		1,802,665				(6,403)	(240)			(2,627)	(179)		(54,634,424)
(311,014,101)	Retained Earnings	(527,567,590)	88,556,959	(7,129,389)	(9,452,796)	25,741,302	36,039,998	45,954,931	961,825	1,332,726	(258,213,970)	197,209,256	119,005,219	(2,615,209)	26,713,044	(4,438,330)	1,500,318	(1,445,755)	(2,038,877)	119,121	520,508	(19,193,702)	(2,547,080)	(3,376)	(16,700,953)		(2,924)		(440,715)	(152,744)	(1,852)	(3,006)	(124,420)	(2,596,620)		(311,014,101)
(230,583,628)	Total Equity	(514,889,585)	87,657,230	(6,675,076)	(10,061,118)	25,764,883	37,074,946	45,612,126	3,554,125	1,428,484	(677,424,990)	658,906,684	148,159,064	(3,478,738)	28,285,458	(4,654,215)	1,521,072	(3,128,309)	(3,109,559)	116,096	477,496	(24,858,393)	(2,627,917)	(3,376)	(14,898,288)	0	(2,924)	0	(447,118)	(152,984)	(1,852)	(3,006)	(127,047)	(2,596,799)		(230,583,628)

$462,551,475	Total Liabilities and Equity	$59,625,460	$90,333,982	($4,790,210)	($9,858,631)	$25,774,724	$37,544,565	$47,909,321	$3,659,192	$1,441,962	($677,424,696)	$747,171,223	$166,255,256	($3,372,530)	$30,480,052	($4,654,663)	$1,543,348	($3,020,447)	($2,995,952)	$142,920	$505,849	($22,954,733)	($2,627,917)	($3,376)	($14,811,855)	$0	($2,924)	$0	($447,118)	($142,625)	($1,852)	($3,006)	($127,047)	($2,596,799)		$462,551,475

(1) Includes Inactive companies:
13-12408-CSS	Blue Hen Group
13-12414-CSS	FriendFinder Ventures
13-12421-CSS	GMI On-Line Ventures
13-12423-CSS	Magnolia Blossum Inc.
13-12433-CSS	Snapshot Productions LLC
13-12440-CSS	Video Bliss Inc
13-12442-CSS	XVHUB Group Inc

In re PMGI Holdings, Inc., et al.,	Case No. 13-12404
Debtors	FriendFinder

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

SEE DETAILED BALANCE SHEETS

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity
N/A

Postpetition Contributions (Distributions) (Draws)

N/A

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re PMGI Holdings, Inc., et al.,	Case No. 13-12404
Debtors	Reporting Period: 9/17- 9/30/2013

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding			$106,211.74	9/27/2013	IA009909721643
Withholding			$22,291.87	9/27/2013	IA009909655065
Withholding			$3,690.09	9/20/2013	IA000027190142
Withholding			$2,387.95	9/20/2013	IA000027190052
Withholding			$19,811.92	9/27/2013	WTDB130925010561
FICA-Employee			$46,052.88	9/27/2013	IA009909721643
FICA-Employee			$10,759.85	9/27/2013	IA009909655065
FICA-Employee			$1,289.37	9/20/2013	IA000027190142
FICA-Employee			$1,591.49	9/20/2013	IA000027190052
FICA-Employee			$8,573.58	9/27/2013	WTDB130925010561
FICA-Employer			$45,686.31	9/27/2013	IA009909721643
FICA-Employer			$10,772.59	9/27/2013	IA009909655065
FICA-Employer			$1,289.36	9/20/2013	IA000027190142
FICA-Employer			$1,591.51	9/20/2013	IA000027190052
FICA-Employer			$8,474.69	9/27/2013	WTDB130925010561
Unemployment
Income
Other:_________________
Total Federal Taxes			$290,475.20
State and Local
Withholding			$38,827.17	9/27/2013	IA009909721643
Withholding			$8,849.44	9/27/2013	IA009909655065
Withholding			$1,291.29	9/20/2013	IA000027190142
Withholding			$695.81	9/20/2013	IA000027190052
Withholding			$8,078.50	9/27/2013	WTDB130925010561
Sales
Excise
Unemployment			$812.62	9/27/2013	IA009909721643
Unemployment			$74.16	9/27/2013	IA009909655065
Unemployment			$105.99	9/20/2013	IA000027190142
Unemployment			$208.05	9/20/2013	IA000027190052
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local			58,943.03
Total Taxes			349,418.23

We attest that the debtors are current for all tax jurisdictions.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,236,697	1,236,697	522,675	431,201	250,866	2,441,439
Wages Payable	3,576,717	3,576,717				3,576,717
Taxes Payable	27,900	27,900				27,900
Rent/Leases-Building	297,486	297,486				297,486
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	194,250	194,250				194,250
Amounts Due to Insiders*
Other: US Trustee Fees
Other:__________________________	128,862,333	128,862,333				128,873,333
Total Postpetition Debts	134,195,383	134,195,383	522,675	431,201	261,866	135,411,125

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re PMGI Holdings, Inc., et al.,	Case No. 13-12404
Debtors	Reporting Period: 9/17- 9/30/2013

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	15,324,131
+ Amounts billed during the period	18,219,687
- Amounts collected during the period	(17,502,874)
Total Accounts Receivable at the end of the reporting period	16,040,944

Accounts Receivable Aging	Amount
0 - 30 days old	14,891,281
31 - 60 days old	155,594
61 - 90 days old	99,119
91+ days old	894,950
Total Accounts Receivable	16,040,944
Amount considered uncollectible (Bad Debt)	(971,833)
Accounts Receivable (Net)	15,069,111

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.	X
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X